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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-85551 of The Reynolds & Reynolds Company on Form S-8 of our report dated May 24, 2001, appearing in this report on Form 11-K of The Reynolds & Reynolds Company Tax Deferred Savings and Protection Plan for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP


Dayton, Ohio
June 25, 2001




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